UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 19, 2013

Baker Hughes Incorporated
(Exact name of registrant as specified in charter)

Delaware	1-9397	76-0207995
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

2929 Allen Parkway, Houston, Texas		77019
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (713) 439-8600
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On April 19, 2013, Baker Hughes Incorporated (the “Company”) issued a news release announcing its financial results for the quarter ending March 31, 2013, a copy of which is furnished with this Form 8-K as Exhibit 99.1 and incorporated herein by reference. In accordance with General Instructions B.2. of Form 8-K, the information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.
Following the issuance of the news release and the filing of this current report on Form 8-K, the Company will hold a conference call on Friday, April 19 at 8:00 a.m. EDT, 7:00 a.m. CDT, to discuss the earnings announcement. This scheduled conference call was previously announced on March 5, 2013. To access the call, which is open to the public, please contact the conference call operator at (800) 446-1671, or (847) 413-3362 for international callers, 20 minutes prior to the scheduled start time, and ask for the “Baker Hughes Conference Call.” A replay will be available through Friday, May 3, 2013. The number for the replay is (888) 843-7419 or (630) 652-3042 for international callers, and the access code is 34404573. The conference call and replay will also be available on our website at www.bakerhughes.com/investor on a listen-only basis.
In addition to financial results determined in accordance with generally accepted accounting principles (“GAAP”) that were included in the news release, certain information discussed in the news release and to be discussed on the conference call could be considered non-GAAP financial measures (as defined under the SEC’s Regulation G). Any non-GAAP financial measures should be considered in addition to, and not as an alternative for, or superior to, net income (loss), income (loss) from continuing operations, cash flows or other measures of financial performance prepared in accordance with GAAP as more fully discussed in the Company’s financial statements and filings with the SEC. Reconciliations of such non-GAAP information to the closest GAAP measures are included in the news release.
Item 7.01 Regulation FD Disclosure.
On April 19, 2013, the Company issued a news release, a copy of which is furnished with this Form 8-K as Exhibit 99.1 and incorporated into this Item 7.01 by reference. In accordance with General Instructions B.2. of Form 8-K, the information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.
Also, see Item 2.02, “Results of Operations and Financial Condition.”
Item 9.01 Financial Statements and Exhibits. (Information furnished in this Item 9.01 is furnished pursuant to Item 9.01.)
(d) Exhibits.
99.1*    News Release of Baker Hughes Incorporated dated April 19, 2013.
*        Filed herewith.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAKER HUGHES INCORPORATED

Dated: April 19, 2013	By:	/s/ Lee Whitley
Lee Whitley Corporate Secretary and Senior Corporate Counsel

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99.1	News Release of Baker Hughes Incorporated dated April 19, 2013.